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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 3, 1999
                                                           -----------

                           MBLA FINANCIAL CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-21482                 43-1637679
          --------                   -------                 ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization     File Number)              Identification No.)

                      101 Vine Street, Macon Missouri 63552
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (660) 385-2122
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.
         ------------

      On May 3, 1999, MBLA Financial Corporation ("MBLA"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Citizens Bancshares Company ("Citizens"). The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides that a wholly-owned subsidiary of Citizens will be merged with and into MBLA, with MBLA being the surviving entity (the "Merger") and becoming a wholly-owned subsidiary of Citizens. Immediately following the consummation of the Merger, Macon Building and Loan Association, F.A., a federally-chartered stock savings and loan association and a subsidiary of MBLA, will merge with and into Citizens Bank and Trust Company, a bank organized under the laws of the State of Missouri and a subsidiary of Citizens.

      Pursuant to the terms of the Merger Agreement, each share of MBLA common stock, par value $.01 per share, outstanding at the effective time of the Merger, will be exchanged for a cash payment of $24.15 plus an amount equal to the change in adjusted book value per share of MBLA from December 31, 1998 to the end of the month prior to closing.

      Consummation of the Merger is subject to various conditions, including the approval of the shareholders of MBLA and the receipt of all requisite regulatory approvals.

      The press release issued by MBLA with respect to the Merger is filed herewith as Exhibit 99.1.

      The summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 2.1    Agreement and  Plan  of  Merger, dated  as of May 3, 1999, by and
               between   Citizens   Bancshares   Company   and  MBLA   Financial
               Corporation

Exhibit 99.1   Press  Release  issued  by  MBLA  Financial Corporation on May 3,
               1999.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MBLA FINANCIAL CORPORATION



Dated:  May 4, 1999                  By: \s\ John T. Neer
                                         ---------------------------------------
                                         John T. Neer
                                         President and Chief Executive Officer










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                                  EXHIBIT INDEX


Exhibit 2.1    Agreement  and  Plan  of  Merger, dated as of May 3, 1999, by and
               between   Citizens   Bancshares   Company   and  MBLA   Financial
               Corporation

Exhibit 99.1 Press Release issued by M&T Bank Corporation and FNB Rochester Corp. on May 3, 1999.








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